Inventories - Components of Inventories (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 28, 2013	Dec. 29, 2012	Dec. 28, 2013 Continental Cement Company, L.L.C. [Member]	Dec. 31, 2012 Continental Cement Company, L.L.C. [Member]
Inventory [Line Items]
Aggregate stockpiles	$ 70,300	$ 62,872
Finished goods	11,207	9,342	6,807	4,350
Work in process	2,623	2,679	2,623	2,248
Raw materials	12,302	18,084	972	475
Total	$ 96,432	$ 92,977	$ 10,402	$ 7,073